1 Tracker Acquisition April 1, 2021 Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed acquisition (the “Transaction”) of certain assets from Tracker Resource Development III, LLC (“Tracker”) and Sequel Energy Group, LLC (“Sequel”) by Earthstone Energy, Inc. (“Earthstone” or the “Company”) and its stockholders, the anticipated completion of the proposed Transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to complete the proposed Transaction on anticipated terms and timetable; Earthstone’s ability to integrate the assets of Tracker and Sequel successfully after the Transaction and achieve anticipated benefits from it; the possibility that various closing conditions for the Transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or the assets to be acquired in the Transaction; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s Credit Facility; Earthstone’s ability to generate sufficient cash flows from operations to fund all or portions of its future capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and the direct and indirect impact on most or all of the foregoing on the evolving COVID-19 pandemic. Earthstone’s annual report on Form 10-K for the year ended December 31, 2020, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone, Tracker and Sequel undertake no obligation to revise or update publicly any forward-looking statements except as required by law. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. This presentation also contains Earthstone’s internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. The actual number of locations that may be drilled may differ substantially from estimates.

3 $126.5 million acquisition of Midland Basin asset with PDP PV10 value of $153 million implies purchase price of PV-16 of PDP (1) Continues ESTE Permian Basin consolidation strategy after recently closed IRM Acquisition Additional scale complements ESTE focus on operating and G&A cost efficiencies Minimal impact on pro forma YE21 leverage (2) with ESTE targeting sub-1.25x leverage Accretive to all key financial metrics Adds 49 Wolfcamp locations (4 wells per section) exceeding a minimum 25% IRR threshold on $50 / barrel WTI price deck       Tracker Asset Acquisition Overview and Key Highlights (1) ESTE estimates as of 3/1/21 based on NYMEX strip pricing as of 3/29/21 (2) Leverage defined as total debt to LTM Adjusted EBITDAX

4 Acquisition Details Consideration and Funding  Earthstone has entered into agreements to acquire assets (the “Tracker Acquisition”) from Tracker Resource Development III, LLC and an affiliate (“Tracker”) and from affiliates of Sequel Energy Group LLC (“Sequel”)  Cash and equity consideration of an estimated $126.5 million — $81.6 million of cash, subject to customary closing adjustments — 6.2 million Class A shares of ESTE (~$44.9 million based on ESTE closing share price of $7.24 on 3/30/2021)  Cash consideration to be funded from cash on hand and borrowings under ESTE’s credit facility Impact on Equity Ownership Approval and Timing  ESTE shareholders retain 93% of ESTE common equity  Tracker, which is 49% owned by each of 1901 Partners Management LP and EnCap Investments, L.P. (“EnCap”), will receive 4.7 million of the 6.2 million Class A share consideration  EnCap common equity ownership reduced from current 49.4% to 48.5% of common shares  Transaction approved by the Audit Committee of the ESTE board and by the full board of ESTE  Approval subject to a majority vote of shares held by stockholders other than EnCap / management — Warburg Pincus has provided a support agreement for its ~13.2 million Class A shares in favor of the Tracker Acquisition  Effective date of 3/1/21 with anticipated close in early 3Q 2021

Acquisition Bolsters Existing Midland Basin Position

Tracker Asset Overview

Complementary Midland Basin assets increase ESTE scale

- Current net production of ~7,800 Boepd (21% oil, 59% liquids)(1) from 71 wells (30 horizontal / 41 vertical)
  - Expected second half of 2021 production impact of ~5,800-6,000 Boepd (~19% oil, ~59% liquids)
- Purchase price of $126.5 MM implies a PDP PV-16 valuation(2)
- Low-cost, stable producing assets in complementary location
- ~20,300 net acres in Irion County (100% HBP)
  - 49 horizontal Wolfcamp locations (4 wells per section) exceeding 25% IRR threshold at a $50 /barrel WTI(3)

Tracker Key Asset Statistics

Current Production (Boepd)(1)	~7,800
PDP Reserves(4)	19.8 MMBoe
PDP PV 10 ($MM)(4)	$153
Total Net Acres	~20,300
% HBP / % Operated	100% / 100%
Gross Locations(3)	49

Combined Midland Basin Map



ANDREWS
MARTIN
HOWARD
EASTERN SHELF
CENTRAL BASIN PLATFORM
ECTOR
MIDLAND
GLASSCOCK
STERLING
CRANE
UPTON
REAGAN
IRION
ESTE Operated
ESTE Non-Operated
Tracker

(1) Estimated March 2021 three-stream sales volumes
(2) Earthstone management estimate utilizing NYMEX strip prices as of 3/29/21
(3) ESTE estimated upside locations and IRRs assuming 4 wells per section and costs based on current management estimates at a $50 WTI flat price deck
(4) ESTE estimates as of 3/1/21 based on NYMEX strip pricing as of 3/29/21

EARTHSTONE Energy Inc. 5

6 Mark Lumpkin, Jr. EVP, Chief Financial Officer Scott Thelander Vice President of Finance Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfeld | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com Contact Information